AMENDMENT TO FUND
                             PARTICIPATION AGREEMENT
                                      AMONG
                        PIONEER VARIABLE CONTRACTS TRUST,
                      PIONEER INVESTMENT MANAGEMENT, INC.,
                        PIONEER FUNDS DISTRIBUTOR, INC.,
                                       and
                    JEFFERSON NATIONAL LIFE INSURANCE COMPANY

            For good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree to amend the May 1, 2003 Fund Participation Agreement among Pioneer Variable Contracts Trust (the "Trust"), Pioneer Investment Management, Inc. ("PIM"), Pioneer Funds Distributor, Inc. ("PFD"), and Jefferson National Life Insurance Company (formerly Conseco Variable Insurance Company) (the "Insurance Company") as follows:

            1. Schedule A thereto is hereby modified in its entirety to read as SCHEDULE A attached hereto.

            2. All other terms of the Agreement, as amended, shall remain in full force and effect.

   IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be executed in its name and on its behalf by its duly authorized representative as of this date, May 1, 2006.

                                 PIONEER VARIABLE CONTRACTS TRUST

                                 By: /s/
                                    --------------------------------
                                 Name:
                                 Title:


                                 PIONEER INVESTMENT MANAGEMENT, INC.

                                 By: /s/
                                   --------------------------------
                                 Name:
                                 Title:

                                 PIONEER FUNDS DISTRIBUTOR, INC.

                                 By: /s/
                                    --------------------------------
                                 Name:
                                 Title:

                                 JEFFERSON NATIONAL LIFE INSURANCE
                                 COMPANY

                                 By: /s/
                                    --------------------------------
                                 Name: Craig A. Hawley
                                 Title: General Counsel & Secretary

                                   SCHEDULE A


                       ACCOUNTS, CONTRACTS AND PORTFOLIOS
                     SUBJECT TO THE PARTICIPATION AGREEMENT
                                As of May 1, 2003


=================================================================================================================================
                         NAME OF SEPARATE                                                                 PORTFOLIOS AND
                         ACCOUNT AND DATE                                 CONTRACTS FUNDED                CLASS OF SHARES
                 ESTABLISHED BY BOARD OF DIRECTORS                      BY SEPARATE ACCOUNT            AVAILABLE TO CONTRACTS
=================================================================================================================================
Jefferson National Life Annuity Account C    1980                     CVIC-2000                            PIONEER FUND VCT
Jefferson National Life Annuity Account E    November 12, 1993        CVIC-2001                          PORTFOLIO (CLASS II)
Jefferson National Life Annuity Account F    September 26, 1997       CVIC-2004
Jefferson National Life Annuity Account G    January 18, 1996         CVIC-2005                        PIONEER EQUITY INCOME VCT
Jefferson National Life Annuity Account H    November 1, 1999         22-4056                            PORTFOLIO (CLASS II)
Jefferson National Life Annuity Account I    August 23, 2000          22-4025
Jefferson National Variable Account L        February 22, 2000        32-4000                             PIONEER EUROPE VCT
Jefferson National Life Annuity Account J    November 3, 2003         32-4002                            PORTFOLIO (CLASS II)
Jefferson National Life Annuity Account K    November 3, 2003         32-4003
                                                                      22-4047                            PIONEER CORE BOND VCT
                                                                      22-4048                            PORTFOLIO (CLASS II)
                                                                      22-4061
                                                                      JNL-2100                          PIONEER HIGH YIELD VCT
                                                                      JNL-2200                           PORTFOLIO (CLASS II)
                                                                      JNL-2300
                                                                      JNL-2300-1                       PIONEER MONEY MARKET VCT
                                                                                                          PORTFOLIO (CLASS I)

                                                                                                       PIONEER MID CAP VALUE VCT
                                                                                                         PORTFOLIO (CLASS II)
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